EX99.23(c)

                             A MARYLAND CORPORATION

                         BABSON ENTERPRISE FUND II, INC.
                     Common Stock Par Value, $1.00 Per Share


     THIS CERTIFIES THAT ________________________________________________ is

the registered holder of _______________________________________________ Shares

of

                         BABSON ENTERPRISE FUND II, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.


      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________day of _____________________A.D. 19__.




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        Secretary                           President



Registered and Countersigned

By    ________________________________
      Authorized Person

                              DEMAND FOR REDEMPTION


      THE UNDERSIGNED SHAREHOLDER hereby surrenders to the Corporation this certificate and the shares evidenced thereby and demands redemption in accordance with the provisions of Article ______ of the Articles of Incorporation and as described in the Prospectus.




_____________________, 19__   ---------------------------------------
Date                                      Shareholder



--------------------------------
Witness



          THE SHAREHOLDER SHOULD REFER TO THE PROSPECTUS
               FOR SIGNATURE GUARANTEE REQUIREMENTS



                  ASSIGNMENT


      For Value Received, _________ hereby
sell, assign and transfer unto
--------------------------------------
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Shares represented by the within Certificate,
and do hereby irrevocably constitute and
appoint
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Attorney to transfer the said Shares on the Books of the within named Corporation with full powers of substitution in the premises.


      Dated _____________________, 19__

           In the presence of

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NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT,
OR ANY CHANGE WHATEVER.

CUSIP 056173-10-7
COM